Exhibit 32.1


             Skinovation Pharmaceutical Incorporated

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officer of Skinovation Pharmaceutical Incorporated certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

..    the quarterly report on Form 10-QSB of the Company for the quarter ended
     June 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..    the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   August 3, 2004
                                    /s/ John W. Peters
                                    _________________________________________
                                    John W. Peters
                                    Principal Executive and Financial Officer